UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
First Citizens BancShares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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4300 Six Forks Road
Raleigh, North Carolina 27609

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS OF
FIRST CITIZENS BANCSHARES, INC.
TO BE HELD ON TUESDAY, APRIL 28, 2020

To the Shareholders of First Citizens Bancshares, Inc.:
The following Notice is a Supplement to the Notice of Annual Meeting of Shareholders and the Proxy Statement of First Citizens Bancshares, Inc. (“FCB”) dated February 26, 2020, previously furnished to shareholders of FCB in connection with the solicitation of appointments of proxies by FCB's Board of Directors for use at the Annual Meeting of Shareholders to be held on Tuesday, April 28, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 14, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
_____________________________________________________________

NOTICE OF CHANGE OF LOCATION OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2020
Due to the emerging public health impact of the COVID-19 pandemic, and to comply with the Order of the Governor of North Carolina prohibiting gatherings of more than ten people and protect the health and well-being of our associates, shareholders and community, the location of the Annual Meeting of Shareholders (the “Annual Meeting”) of First Citizens Bancshares, Inc. (“FCB”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, April 28, 2020 at 9:00 a.m., EDT. However, for the reasons described above, the Annual Meeting will be held over the Internet in a virtual meeting format only. A virtual annual meeting is a meeting in which shareholders, management, and directors are not physically in the same room but attend the meeting through means of remote communication. Shareholders may participate in the Annual Meeting via live audio webcast but will not be able to physically attend the Annual Meeting. The items of business at the meeting will be the same as set forth in the meeting notice previously mailed or made available to shareholders.
The record date for the determination of shareholders entitled to vote at the Annual Meeting is February 28, 2020 (the "Record Date"). You are entitled to participate remotely in the Annual Meeting if you were a holder of record, or the beneficial owner in "street name," of shares of our Class A Common Stock or Class B Common Stock as of the close of business on the Record Date.

To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/FCNCA2020 and enter your unique 16-digit "Control Number" which is printed on the proxy card you received with your copy of our Proxy Statement or, if you are the beneficial owner of shares held in street name, on the voting instruction form you received from your bank, broker or other nominee that is the record holder of your shares. The Control Number appears on the portion of your proxy card or voting instruction form that you retain.
During the Annual Meeting, you may submit written questions and vote your shares or, if your shares are held in street name, submit your voting instructions, by following the instructions available on the meeting website. A list of shareholders of record will be available on the website during the Annual Meeting. If you wish to participate in the Annual Meeting but no longer have your Control Number, record holders of shares may obtain their Control Numbers by accessing shareholder@broadridge.com or by calling Broadridge Corporate Issuer Solutions at 855-449-0981 for assistance, and beneficial holders of shares held in street name should call their bank, broker or other nominee.
Even if you intend to participate in the Annual Meeting remotely, we encourage you to submit your proxy in advance by signing and returning your proxy card or by following the instructions in the Proxy Statement for submitting your proxy by telephone or Internet, or, if your shares are held in street name, by returning your voting instruction form to your bank, broker or other nominee. The proxy card and voting instruction forms you previously received will not be updated to reflect the change in location and may continue to be used to vote your shares or give voting instructions in advance of the Annual Meeting. If you previously have returned your proxy card or voting instruction form, or submitted your proxy card or voting instructions by telephone or Internet, you need not do that again.
Help and technical support for accessing and participating in the virtual Annual Meeting will be available on the day of the meeting by calling 800-586-1548 (US) or 303-562-9288 (International). You may begin to log into the meeting website at 8:45 a.m., EDT, on the meeting date.

By Order of the Board of Directors

Bridget L. Welborn
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be Held on April 28, 2020.

The Notice of Meeting, Notice of Change of Location, Proxy Statement
and Annual Report to Security Holders are available at:
www.proxyvote.com.

The Annual Meeting can be Accessed at www.virtualshareholdermeeting.com/FCNCA2020

NEWS RELEASE

For Immediate Release	Contact:	Bridget L. Welborn
April 14, 2020		First Citizens BancShares
919.716.8941

FIRST CITIZENS BANCSHARES 2020 ANNUAL SHAREHOLDERS' MEETING
TO BE VIRTUAL

RALEIGH, N.C. -- First Citizens BancShares, Inc. (BancShares) (Nasdaq: FCNCA) today announced that its upcoming 2020 Annual Shareholders' Meeting will be held virtually to protect the health and well-being of its shareholders, associates and community and to comply with current stay-at-home orders and restrictions on gatherings of more than 10 persons. As previously announced, the meeting will commence at 9:00 a.m. (EDT) on April 28.

Each record holder of shares, or beneficial holder of shares held by a bank, broker or other nominee, as of the February 28, 2020, meeting record date may access the meeting online by going to www.virtualshareholdermeeting.com/FCNCA2020 and following the instructions on the website to enter their 16-digit Control Number printed on the proxy card or voting instruction form they received with their proxy statement.

Shareholders will not be able to physically attend the meeting. During the meeting, shareholders will be able to listen to the proceedings, vote their shares or submit their voting instructions, and submit written questions, through the virtual meeting website. Shareholders of record who no longer have their Control Numbers may obtain them by accessing shareholder@broadridge.com or by calling Broadridge Corporate Issuer Solutions at 855-449-0981 for assistance, while beneficial holders of shares held in street name should call their banks, brokers or other nominees.

Even if they intend to participate in the virtual meeting, shareholders are encouraged to submit their proxies or voting instructions in advance of the meeting using one of the available methods described in the proxy statement they previously received. The proxy card and voting instruction forms previously distributed to shareholders will not be revised to reflect the change in location and may continue to be used to vote shares or give voting instructions. Shareholders who previously have returned their proxy cards or voting instruction forms, or voted their shares by telephone or Internet, need not do that again.

Shareholders who have questions about accessing the online meeting should contact Broadridge Corporate Issuer Solutions on the day of the meeting at 800-586-1548 (US) or 303-562-9288 (International).

First Citizens BancShares, Inc. (Nasdaq: FCNCA) is the financial holding company for First Citizens Bank. Founded in 1898 and headquartered in Raleigh, N.C., First Citizens Bank serves customers at more than 570 branches in 19 states. For more information, visit firstcitizens.com.